SUNAMERICA STYLE SELECT SERIES, INC.(R)
   FOCUS PORTFOLIO
   FOCUSED TECHNET PORTFOLIO
Supplement to the Prospectus dated May 22, 2000

     Under the section entitled "SALES CHARGE REDUCTIONS AND
WAIVERS" on page 10 of the Prospectus, the first paragraph should be replaced in its entirety with the following:

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

      financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the Distributor participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

      Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families selling brokers and their employees and sales representatives and their families

      We will generally waive the CDSC for CLASS B or CLASS C shares in the following cases:

      within one year of the shareholder's death or becoming disabled taxable distributions or loans to participants made by qualified retirement plans or retirement accounts
      (not including rollovers) for which SunAmerica Funds
      Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

      Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families to make payments through the Systematic Withdrawal
      Plan (subject to certain conditions)


Dated:  October 2, 2000